Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net earnings (loss)	$ 121,305	$ (83,400)	$ (87,747)
Other comprehensive income:
Amounts reclassified to net earnings (loss) during the period relating to cash flow hedging instruments	9,146	12,175	13,086
Comprehensive income (loss)	$ 130,451	$ (71,225)	$ (74,661)